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                                 EXHIBIT 10(h)




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                                FOURTH AMENDMENT
                                     TO THE
                                MERCHANTS MUTUAL
                            CAPITAL ACCUMULATION PLAN

                 (AS AMENDED AND RESTATED AS OF JANUARY 1, 1993)



     WHEREAS, Merchants Mutual Insurance Company ("Merchants Mutual") has reserved the right to amend the Merchants Mutual Capital Accumulation Plan as amended and restated as of January 1, 1993 (the "Plan") at any time or from time to time; and

     WHEREAS, this amendment to the Plan has been authorized by the Board of Directors of Merchants Mutual;

     NOW, THEREFORE, Merchants Mutual hereby amends the Plan as follows:

     1. Section 1.38 is amended by deleting "the Bankers Trust Company" and substituting therefor "SEI Trust Company", effective as of August 1, 1996.

     2. Section 5.2 is amended to read as follows, effective as of January 1, 1996:

        "5.2 INVESTMENT FUNDS. The following Investment Funds shall be maintained within the Trust Fund, subject to the further provisions of this
Section:

             (a) FIXED INCOME FUND. This fund shall be invested exclusively in interests in the Capital Preservation Trust, a fund established by Bankers Trust Company within the BT Pyramid Trust (previously called the General Employee Benefit Trust) under a declaration of trust dated May 28, 1956 and amended April 1, 1967, January 21, 1983, and June 28, 1990.

             (b) TWENTIETH CENTURY BALANCED INVESTORS FUND. This fund shall be invested exclusively in shares of Twentieth Century Balanced Investors Fund, a mutual fund maintained by Twentieth Century Investors, Inc., which is invested principally in common stocks and fixed income securities with the objective of capital growth and current income.

             (c) TWENTIETH CENTURY SELECT INVESTORS FUND. This fund shall be invested exclusively in shares of Twentieth Century Select Investors Fund, a mutual fund maintained by Twentieth Century Investors, Inc., which is invested principally in equity securities with the objective of long-term capital growth.

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             (d) TWENTIETH CENTURY ULTRA INVESTORS FUND. This fund shall be invested exclusively in shares of Twentieth Century Ultra Investors Fund, a mutual fund maintained by Twentieth Century Investors, Inc., which is invested principally in equity securities with the objective of aggressive long-term capital growth.

             (e) TWENTIETH CENTURY INTERNATIONAL EQUITY FUND. This fund shall be invested exclusively in shares of Twentieth Century International Equity Fund, a mutual fund maintained by Twentieth Century World Investors, Inc., which is invested principally in foreign equity securities with the objective of long term capital growth.

             (f) TWENTIETH CENTURY VALUE FUND. This fund shall be invested exclusively in shares of the Twentieth Century Value Fund, a mutual fund maintained by Twentieth Century Capital Portfolios, Inc., which is invested principally in equity securities with the primary objective of long-term capital growth and a secondary objective of income.

             The Company may from time to time cause one or more additional Investment Funds to be established and maintained within the Trust Fund in accordance with the provisions of the Trust Agreement.

             The Company may at any time cause one or more of the Investment Funds maintained under the Plan to be discontinued.

             The name of any Investment Fund may be changed by the Company at any time by written notice to the Trustee."

             3. Section 5.2 is further amended by revising subsection (a) thereof to read as follows, effective as of August 1, 1996:

             "(a) BENHAM PRESERVATION FUND. This fund shall be invested exclusively in the following investments:

             (1) interests in the Benham Preservation Fund, a collective trust fund established by SEI Trust Company under a Declaration of Trust dated June 10, 1996 which is invested principally in guaranteed investment contracts, bank investment contracts, similar fixed-income investments, and units of other collective trust funds which are invested principally in such investments.

             (2) interests in any other collective trust fund or pooled investment fund designated by the Company from time to time by written notice to the Trustee, specifically including, but not limited to, the Benham Stable Asset Fund, a




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collective trust fund also established by SEI Trust Company under a Declaration of Trust dated June 10, 1996, provided that any such collective trust fund or pooled investment fund is invested principally in guaranteed investment contracts, bank investment contracts, and similar fixed-income investments.

The Benham Preservation Fund shall also be known as the 'Fixed-Income Fund'."

             4. Section 5.4 is amended by revising the second paragraph of subsection (a) thereof to read as follows, effective as of August 1, 1996:

             "The interests of Participants' Accounts in the Fixed Income Fund shall be valued in accordance with the standard procedure used by Twentieth Century Services, Inc. to value interests in the Benham Preservation Fund or any other collective trust fund or pooled investment fund in which the Fixed Income Fund may be invested in accordance with subsection (a) of Section 5.2."

             5. Section 5.4 is further amended by revising the first sentence of subsection (b) thereof to read as follows, effective as of January 1, 1996:

             "...The provisions of this subsection (b) shall govern the valuation of interests of Participants' Accounts in the Twentieth Century Ultra Investors Fund, the Twentieth Century Select Investors Fund, the Twentieth Century Balanced Investors Fund, the Twentieth Century International Equity
Fund, and the Twentieth Century Value Fund. ..."

             6. Section 5.5 is amended by revising the second paragraph thereof to read as follows, effective as of August 1, 1996:

             "A withdrawal under Section 7.4 from a Participant's Rollover Account, Employee Contribution Account, Matching Account, or 401(k) Account, a loan under Article VIII from a Participant's 401(k) Account or a distribution of excess contributions under Section 4.5(f) from a Participant's 401(k) Account or Matching Account shall be effected by the withdrawal of funds from each Investment Fund in which the applicable subaccount is invested in the proportion that the balance of the subaccount in the Investment Fund bears to the total balance of the subaccount in all Investment Funds."

             7. Section 7.1 is amended by adding the following sentence at the end of paragraph (2) of subsection (b) thereof, effective as of January 1, 1996:

             "...If the Participant elects to receive a distribution over a period equal to his life expectancy or the joint life and survivor expectancy of the Participant and his




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beneficiary, the Participant's life expectancy, or if the beneficiary is the
Participant's Spouse, the joint life and survivor expectancy of the Participant and his Spouse, shall not be recalculated under the permissive recalculation rule of section 401(a)(9)(D) of the Code."

           8. Section 7.4 is amended by revising (iii) of the second paragraph of paragraph (2) of subsection (d) to read as follows, effective as of January 1, 1996:

           "(iii) payment of tuition, related educational fees, and room and board expenses for the next twelve months of post-secondary education for the Participant, the Spouse of the Participant, or his children or dependents."

           IN WITNESS WHEREOF, Merchants Mutual has caused this document to be
executed this   day of July, 1996.

                                             MERCHANTS MUTUAL INSURANCE COMPANY
[SEAL]
                                             By s/ Robert M. Zak
                                             -----------------------------------

ATTEST

s/ Christine M. Kanowski
--------------------------------

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